                                SERACARE, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER

THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF DENVER, CO OR NEW YORK, NY

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 817473 10 1

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THIS CERTIFIES THAT

                                  S P E C I M E N

IS THE RECORD HOLDER OF

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        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                                  SERACARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                                  SERACARE, INC.
                                  CORPORATE SEAL
                                       1991
                                     DELAWARE


SPECIMEN


/s/ JERRY L. BURDICK
--------------------------
JERRY L. BURDICK
SECRETARY


SPECIMEN


/s/ BARRY D. PLOST
---------------------------
BARRY D. PLOST
PRESIDENT AND
CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 80201

BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

                                 SERACARE, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- ................Custodian...................
                              (Cust)                    (Minor)
                          under Uniform Gifts to Minors
                          Act ........................................
                                           (State)
     UNIF TRF MIN ACT  -- .............Custodian (until age ..........)
                              (Cust)
                          ..................... under Uniform Transfers
                                (Minor)
                          to Minors Act ...............................
                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
/                           /

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                                          X __________________________________

                                          X __________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME(S) AS WRITTEN UPON THE FACE OF
                                            THE CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By _______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.